Exhibit 99.1

I N V E S T O R P R E S E N T A T I O N F i s c a l Y e a r 2 0 1 5 NASDAQ | SWHC 1 WWW.SMITH-WESSON.COM

SAFE HARBOR Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company’s vision and mission; the Company’s strategic corporate objectives and rules for success; the Company’s business plan and strategic roadmap; the Company’s markets and opportunities for growth; the Company’s new products and strategic product development; the demand for the Company’s products and services; the Company’s investments in flexible production; operational and financial benefits of vertical integration; the Company’s focus and strategies; and anticipated revenue, GAAP earnings per share, tax rate, and capital expenditures for the Company in future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company’s reports filed with the SEC. 2

OUR VISION “Our mission is employees to design, produce, IS TO BE and market high quality, innovative firearms that meet the needs and THE LEADING desires of our consumer and FIREARMS professional MANUFACTURER PROUDLY MADE IN THE USA 3

A U.S. MARKET LEADER IN FIREARMS SINCE 1852 Springfield, MA / 1,700 U.S. Employees Strong Fiscal 2014 Financial Performance • Revenue = $626.6 M +6.7% YOY (Excluding Walther +13.8% YOY) • Gross Margin = 41.3% • Net Income = $88.6 M +8.9% YOY Growing Market Share Within an Expanding Base of Consumers Healthy Balance Sheet Seasoned Management Team CONSUMER MARKET PROFESSIONAL MARKET 89% of Fiscal 2014 Firearm Sales 11% of Fiscal 2014 Firearm Sales Sport/Competition Personal Protection Law Enforcement Military Hunting Concealed Carry Government International 4

STRATEGIC CORPORATE OBJECTIVES 1 Protect and grow our core firearm business 2 Focus on profitable growth 3 Streamline and standardize our business operations 4 Emphasize customer satisfaction and loyalty 5 Pursue strategic relationships & acquisitions relating to our current business 5

RULES FOR SUCCESS Concentrate on firearm industry – stay focused, keep it simple Protect and sustain the iconic Smith & Wesson brand Be a consumer-centric marketing-led company • Compliance: Fanatical pursuit of excellence • Brand/Product: Invest in our brands • Channel: U.S. sporting goods • Customer: Consumer • Assets: High utilization Launch new products strategically 6

Business Plan Supported by Detailed Strategic Roadmap

FISCAL YEAR 2012	FISCAL YEAR 2013	FISCAL YEAR 2014	FISCAL YEAR 2015	FISCAL YEAR 2016	FISCAL YEAR 2017
FOCUS	GROW	OPTIMIZE	SOLIDIFY	SUSTAIN & ACCELERATE	SCALE & LEVERAGE



Compliance Continuous Improvement: Moving to Best in Class Compliance Systems in a Highly Regulated Environment
Launch M&P Shield
Launch M&P 10
Launch M&P Bodyguard and New Revolvers
Grow International
Establish Vision
Continuous Cycle of Major Product Launches When Ready and at Regular Intervals
Deep Strategy Planning Process
Vertical Integration Strategy
Focus on M&P Take Market Share Gains and Ramping M&P Revenue; Continuous Analysis of Strategic versus Non-Strategic Product Categories
Finalize TC Integration
Convert Houlton to State-of-the-Art Precision Machining Center
Review Further Expansion
Restructure LoC & Pay $30mm Convert Debt
Make decision on ERP
Implement New ERP: Go Live Date Aug 2013 - Phase I
ERP Phases II and III
Aggressively Deploy Lean and Implement Better Process Effectiveness Including Implementing Cellular Layout
Go To Market Strategy (Consumer)
IR Strategy: Governance and Transparency
Assess Accessories Market and Potential for Expansion/Growth
Review Strategic Options in SWSS
Move SWSS To Discontinued Ops and Execute Sales Process
Exit Walther
Create Acquisition Process and Integration Team
Assessment and Potential Pursuit of Opportunities to Supply Military
$20M Share Repurchase
Debt Re-Purchase
$115M Share Repurchase
Execute $30M Share Repurchase
Assessment of Best Use of Excess Capital (Share Repurchase, Debt Repurchase, Dividend)

FOCUS	GROW:	OPTIMIZE BUSINESS SYSTEMS:	SOLIDIFY BUSINESS MODEL:	SUSTAIN BUSINESS MODEL:	SCALE AND LEVERAGE:
Core Firearms Business with Emphasis on Profitability via Opex Cost Reductions and Gross Margin Improvement	Aggressive Investment in Capacity and Populate New Product Pipeline	Create Deeper Understanding to Enhance Decision Making	Create Stable Platform for Organic and Acquisitive Growth	Leverage Stable Business Platform for Organic and Inorganic Growth	Focus and Accelerate on Inorganic Growth

Smith&Wesson

Note: Strategic roadmap is assessed regularly and timing is subject to change.

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A LEADING FIREARM & BRAND PORTFOLIO

Smith&Wesson®

- For sport, recreation, protection and professional use, you can feel confident standing behind 162 years of reliability and accuracy. Smith & Wesson® knows firearms and the world knows Smith & Wesson. Only the best will do.





M&P® by Smith&Wesson®

- Designed to be the most accurate, reliable and ergonomically superior, M&P® firearms are built to meet your demanding standards. Durable and comfortable, they are capable of handling as many rounds as you are.





THOMPSON/CENTER
America's Master Gunmaker®

- For hunting and shooting enthusiasts passionate about firearms. Since 1967, Thompson / CenterArms has been synonymous with firearms that stand up in the toughest situations and perform when it counts.



Performance Center by Smith&Wesson®



Performance Center® models offer sophisticated shooters limited run, uniquely designed, special-featured firearms under the Smith & Wesson® and M&P® brands.

Smith&Wesson®

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THE #1 FIREARM BRAND IN AMERICA Smith & Wesson 92% Leads all firearm manufacturers in total brand awareness 59% Leads in critical attribute ratings: Reliability, durability, and accuracy Most owned and considered revolver brand in the market: 1 of every 2 revolvers owned is a Smith & Wesson Endorser brand to M&P Unaided Aided Source: Smith & Wesson Handgun A&U Research—December 2011 & Smith & Wesson Awareness Tracking – Gen Pop – Dec. 2012 9

ADJUSTED NICS UP AVG. 9.4% OVER 7 YEARS 2,500,000 2,000,000 1,500,000 1,000,000 14,796,872 13,780,285 +7.4% Y/Y 10,791,275 +27.7% Y/Y 500,000 9,436,182 9,534,131 +14.4% Y/Y 8,993,964 -1.0% Y/Y 8,083,470 +6.0% Y/Y +11.3% Y/Y +1.6% Y/Y 0 2007 2008 2009 2010 2011 2012 2013 2014 Actual Adj NICS Linear (Actual Adj NICS) Source: National Shooting Sports Foundation (NSSF) 10

ADJUSTED ND NICS MAY 2014 2 HIGHEST MAY ON RECORD May ‘14 compared to May ‘13 shows a 9.9% decrease while May ‘14 was a 4.4% increase over May ‘12. FYQ1 FYQ2 FYQ3 FYQ4 Source: NSSF The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. 11

OPPORTUNITY TO INCREASE PISTOL SALES TO FURTHER ALIGN WITH MARKET U.S. Consumer Handgun Market CY 2010 CY 2012 Pistols to Revolvers Ratio 4.0 : 1 5.7 : 1 Smith & Wesson Handgun Unit Sales FY 2010 FY 2014 Pistols to Revolvers Ratio 1.4 : 1 4.1 : 1 Note: Excludes former Walther sales Source: 2012 BATF and U.S. Int’l. Trade Commission, includes manufacture plus imports, excludes exports 12

KEY MARKET DRIVERS
"Who's buying?"



- **New Shooters**
  - Of those who have been sport shooting in 2012, 20% were new to shooting within the past 5 years[1]. That included 11% who just began shooting in 2012.

- **Repeat Customers**
  - 90% of 10,511 respondents who own a handgun own multiple firearms[2]
  - 8.1 = The average number of handguns owned by those respondents[2]
  - Nearly 25% of first-time buyers bought at least one more firearm within the first year after their first purchase[3]

(1) Source: NSSF - An Analysis Of Sport Shooting Participation Trends In The United States 2008 - 2012
(2) Source: NSSF - Handguns - 2011 Consumer Study On Ownership And Usage
(3) Source: NSSF - First-Time Gun Buyers 2012

Smith&Wesson®
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KEY MARKET DRIVERS What Are The Top Reasons For Gun Ownership? 1 1. Personal safety/ Protection 60% 2. Hunting 36% 3. Recreation/ Sport 13% 4. Target Shooting 8% Personal Protection 2 •Home protection and personal protection are top drivers for first time and existing owners of handguns. •Concealed carry and state legislative trends: Illinois became 50th state to issue concealed carry permits. Sport and Target Shooters 3 • Over 17% or 41M adults participated in any type of target or sport shooting in 2012, an increase from the 15% participation rate in 2009. • Customer-centric: Users needs drive new product features. (1) Source: Gallup Poll Social Series: Crime – October 2013 (2) Source: NSSF—First-Time Gun Buyers 2012, and Smith & Wesson Research 14 (3) Source: NSSF—An Analysis Of Sport Shooting Participation Trends In The U.S. 2008—2012

NEW TARGET/SPORT SHOOTERS Less than 5 years experience Younger • 18-34 year old age group make up about two-thirds of new shooters1 Sport Shooting More Often • First-time buyers are active, 60% shooting once or more a month2 Increasingly Urban/Suburban 1 • 47% of new shooters are urban / suburban versus rural consumers1 Women Increasingly Represented • Women represent 37% of new shooters versus 22% of established shooters1 (1) Source: NSSF—An Analysis Of Sport Shooting Participation Trends In The United States 2008—2012 (2) Source: NSSF—First-Time Gun Buyers 2012 15

ROBUST RESEARCH NEW DEFINED CONSUMER PROFILES EXPERIENCED Process: In-depth S&W attitude, usage, and segmentation studies • Systematic & quantitative review to track industry brands and consumer shifts • In-depth multi-city focus groups to gain deeper understanding of consumer needs • In-field research with consumers using our products as well as competitive products Yield: Proprietary info and deep understanding of our targeted consumer segments • Average number and type of firearms owned • Income, gender, brand perceptions, needs, wants, and desires Result: Superior knowledge of where to play in market and how to win with the consumer Note: Smith & Wesson Internal Research 16

CONNECTING WITH NEW WOMEN SHOOTERS Lead sponsor of NRA Women’s Television and digital marketing geared toward women Equipping NRA certified women instructors – Eyes & Ears Products designed with the needs of women shooters in mind 17

STRATEGIC PRODUCT DEVELOPMENT Market research drives product development Concepts market-tested with firearm owners & purchase intenders Results benchmarked against database of prior concepts/sales Leading concepts financially modeled as key component of overall business case Further consumer studies conducted to finalize most desired designs/features 18

2014 NEW PRODUCTS Smith & Wesson Model 69 Combat Magnum – Smith & first L-Frame revolver in powerful .44 Magnum Model 66 Combat Magnum – .357 Magnum K-Frame revolver returns to the product lineup Governor® – Multi-caliber revolver now offered in popular matte silver finish SDVE 9 and 40 – Value driven pistols now available in California compliant models 19

2014 NEW PRODUCTS Smith & Wesson M&P M&P BODYGUARD® 380 – A sub-compact .380 ACP pistol enhanced with M&P style features M&P15-22 (Multi-color) – Popular M&P15-22 rifle now in four new camouflage finishes 20

2014 NEW PRODUCTS ® Performance Center & ProSeries Products M929 – A 9mm competition revolver inspired by renowned, multi-record holder Jerry Miculek M686 – A classic, time-tested .357 Magnum enhanced with popular self-defense features M629 – A purpose built hunting package based on the renowned .44 Magnum cartridge M460XVR – A multi-caliber and multi-purpose revolver built on the Smith & Wesson X-Frame M986 Pro Series – A Pro Series 9mm revolver ready for any course of fire 21

THREE WAYS TO U.S. SPORTING GOODS MARKET 10,000+ 15 DISTRIBUTORS independent ( Inventory ) firearm retailers Academy Sports Bass Pro Shops DIRECT 5 BIG BOX RETAILERS Cabela’s Dick’s Gander Mountain Buying Groups: 600 DIRECT 2 BUYING GROUPS Member Firearm Retailers Diverse path to market = Enhanced insight into retail environment Footnote: Additional non big-box, direct retail relationships not included 22

ACTIVE RETAIL ENGAGEMENT PROGRAM Retail associate incentive rewards program Two-way dialogue opportunity with retail associates Ability to quickly assess market conditions through • Intuitive graphic interface, easy to use & surveys, and communicate key register sales product initiatives element in • Points never expire and are transportable Key go-to-market • Extensive catalog of products strategy & experiences, including select Smith & Wesson, M&P, and T/C® firearms 23

PROFESSIONAL Demands Highest Standards MARKET for Performance Law Enforcement / Federal Government • Focus: Top-tier agencies in high-volume NICS states • LA County Sheriff, Fresno County Sheriffs Office, Texas DPS International • Focus: Large agency opportunities • Belgium, Australia, Canada, Puerto Rico U.S. Army Modular Handgun (9mm) replacement • Awaiting 2nd industry day • M&P pistols strongly positioned to compete 24

SMART INVESTMENTS Houlton, ME IN FLEXIBLE PRODUCTION High Volume CNC Strategic investment in Springfield, MA basic capacity and in tooling Corporate HQ for production flexibility Primary Manufacturing Selective outsourcing of parts production to better meet market demand and optimize internal capacity Conversion of Houlton, ME operation into a dedicated precision machining center Fiscal Year 2015 CapEx Estimate: $40.0 M Deep River, CT Plastic Injection Molding Map source: Ecozones 25

150,000 leased square feet VERTICAL INTEGRATION Full 45 injection tool-building molding capabilities machines Deep River Plastics MAY 2014 Asset purchase of key polymer supplier for $24 M cash on hand delivers in-house custom plastic injection molding, rapid prototyping, and tooling Operational Benefits: Financial Benefits: • Integrates a key manufacturing process • Accretive in fiscal 2015 • Increases flexibility • Positive impact on gross margin • Lowers production costs • Planned payback: 4-5 years • Reduces risk within supply chain • Enhances new product development 26

FINANCIAL REVIEW

REVENUE GROWTH U.S.$ Millions – Continuing Operations $627 $588 $700 $600 $412 $500 1 +13.8% $400 + 43.7%1 $621 $546 $300 Walther $380 $200 $100 $0 2012 2013 2014 Fiscal Year 2014 handgun unit sales grew 31.4% versus prior year. (1) Note: Excludes prior year Walther sales – an agreement which ended in 2013 28

MARGIN EXPANSION GROSS MARGIN OPERATING PROFIT MARGIN 41.3% 37.1% 31.0% 22.6% 24.1% 10.9% 2012 2013 2014 2012 2013 2014 29

INCREASED PROFITABILITY NET INCOME EARNINGS PER DILUTED SHARE (Continuing Operations, U.S.$ Millions) (Continuing Operations) $1.47 $88.6 $81.4 $1.22 + 8.8% + 20.5% $26.4 $0.40 2012 2013 2014 2012 2013 2014 30

BALANCE SHEET & CASH FLOW CONDENSED BALANCE SHEET CONDENSED CASH FLOWS For the twelve months ended: U.S.$ Thousands) For the twelve months ended: (U.S.$ Thousands) April 30, 2014 April 30, 2013 April 30, 2014 April 30, 2013 Cash $ 68,860 $ 100,487 Net cash provided by operating activities $ 90,206 $ 98,098 AR 55,890 46,088 Net cash used in investing activities (62,616) (32,910) Inventory 86,742 62,998 Net cash used in financing activities (59,217) (21,418) Other current assets 27,679 19,993 Net increase/(decrease) in cash $ (31,627) $ 43,770 Total current assets 239,171 229,566 Long-term assets 142,332 97,423 Net cash provided by operating activities $ 90,206 $ 98,098 Total assets $ 381,503 $ 326,989 CAPEX, including machine deposits (62,551) (41,421) Free cash flow $ 27,655 $ 56,677 Current liabilities $ 92,543 $ 82,593 Other non-current 22,137 19,538 Notes payable 100,000 43,559 Total liabilities 214,680 145,690 Total equity 166,823 181,299 Total liabilities & equity $ 381,503 $ 326,989 June 2013—Company issued $100 million of new 5.875% Senior Notes due 2017 No borrowings under $75 million credit facility 31

STOCK REPURCHASES RETURNING TO OUR VALUE SHAREHOLDERS $135M in shares repurchased Dec. 2012 – Jan. 2014 12.3M shares repurchased $11.01 average price Share reduction of nearly 19.0% MAXIMUM shares repurchased under loan covenants New $30M repurchase plan approved Mar. 2014 Program commenced May 1, 2014 – First day of S&W Fiscal 2015 203k shares repurchased as of June 18, 2014 $14.94 average price Approximately $27M available for repurchases 32

RETURN ON INVESTED CAPITAL – ROIC Weighted Average Cost of Capital – WACC 70% 60% FY 2014 ROIC 50% 54.2% 40% 30% FY 2014 20% WACC 10% 14.5% 0% FY09 FY10 FY11 FY12 FY13 FY14 ROIC WACC Efficient allocation of capital generating solid returns The ROIC presented above excludes all impairment charges and all non-recurring items. The WACC presented above is an average between the beginning and end of the respective period. Please see 33 appendix for additional assumptions used.

FINANCIAL Fiscal Year Ending: GUIDANCE April 30, 2015 – From continuing operations FISCAL FIRST QUARTER 2015 Estimate Revenue $            M to $            M GAAP Earnings Per Share 0.            to 0.            FISCAL YEAR 2015 Estimate Revenue $585M to $600M GAAP Earnings Per Share $1.30 to $1.40 Tax Rate 36% Note: All financial information and guidance reflects information as of June 19, 2014. The Company is not updating this information to the present date nor does its inclusion constitute a 34 reiteration or modification of this information.

INVESTMENT SUMMARY Leading position in the U.S. firearm market Iconic brand with customer driven product portfolio Focus strategically on new product opportunities Pure play strategy on growing market size & market share gains Strong financial performance: Profitable Growth • Target model of quarterly gross margins in the range of 37%—41% • Target model of quarterly operating margins in the range of 20%—25% •Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays Focus on operating efficiencies & targeted vertical integration Best in class SAP ERP system, driving scalability & improved performance Share repurchase program 35

INVESTOR RELATIONS Elizabeth Sharp Vice President Smith & Wesson 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 3304 Email: lsharp@smith-wesson.com WWW.SMITH-WESSON.COM 36

APPENDICES 37

EXPERIENCED LEADERSHIP JAMES DEBNEY JEFFREY D. BUCHANAN, PRESIDENT & EXECUTIVE VICE PRESIDENT & CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER 20+ years: 25+ years: public multinational and private company consumer and experience in business-to-business financial environments, management and including President of law; CFO for publicly Presto Products Co., a traded, global $500 million business manufacturing unit of Alcoa company; law firm Consumer Products partner; public company board member 38

KEY MARKET DRIVERS “Who’s buying?” Rising percentage of U.S. households owning firearms 39

MAY 2014 LONG GUN NICS BACKGROUND CHECKS 1,400,000 1,200,000 May ‘14 compared to May ‘13 shows a 25.9% decrease while May ‘14 was a 15.9% decrease over May ‘12. 1,000,000 800,000 600,000 400,000 200,000 FYQ1 FYQ2 FYQ3 FYQ4 0 Source: FBI Total NICS Firearms Background Checks 41

PISTOLS vs. REVOLVERS Pistols and revolvers have different attributes, but pistols are preferred by both professionals and consumers Pistol advantages: • Ergonomics/comfort • High tech/cutting edge • Modern shape • Trigger pull • Capacity • Safety features Revolver advantages: • Simpler to use • Easy maintenance • Reliability 42

MARKET PARTICIPANTS Listed Alphabetically RIMFIRE SEMI BLACK SEMI AUTOMATIC CENTERFIRE RIMFIRE AUTOMATIC REVOLVERS BOLT ACTION POWDER PISTOLS MSR MSR PISTOLS RIFLES Smith & Wesson Smith & Wesson Smith & Wesson Smith & Wesson Smith & Wesson Smith & Wesson Smith & Wesson Beretta Ruger Ruger Colt Colt Browning CVA Glock Sig Sauer Taurus DPMS/Bushmaster Mossberg Marlin Traditions H&K Walther Rock River Ruger Remington Kimber Sig Sauer Sig Sauer Ruger Ruger Savage Arms Sig Sauer Weatherby Springfield Winchester 43

INDUSTRY INDICATORS NICS WWW.FBI.GOV/ABOUT-US/CJIS/NICS • NICS background checks are conducted at the point of sale, tracked by the FBI, and reported monthly. NSSF adjusts the total to eliminate permit-related checks and other ADJUSTED NICS WWW.NSSF.ORG • Adjusted NICS serves as a proxy for consumer sales since Smith & Wesson sells only to federally licensed firearm dealers who must, by law, conduct a background check on every firearm they sell • Applies to retail stores, gun shows, anywhere an FFL sells a firearm FET Data WWW.ATF.GOV • Federal Excise Tax collection on manufacturing sales values • NSSF translates into • Lagging data 44

WACC ASSUMPTIONS Weighted Average Cost of Capital FY09 FY10 FY11 FY12 FY13 FY14 Market risk premium * 6.50% 6.70% 6.70% 6.62% 6.70% 6.96% Equity beta—end of period 1.36 1.74 1.25 1.68 1.67 1.48 Size premia * 3.74% 3.99% 4.07% 1.88% 1.85% 1.87% 20-yr risk free rate—end of period 4.10% 4.36% 4.15% 2.73% 2.49% 3.22% Tax Rate ** 36.74% 38.14% 34.30% 38.38% 36.68% 34.67% *—Market risk premium and size premia are from Ibbotson® SBBI® Market Reports as of December 31st from the previous year **—Tax rate is from Form 10-K, excluding discrete items Note: Smith & Wesson research 45

A DYNAMIC REGULATORY ENVIRONMENT A solid history of making firearms that meet diverse state requirements, providing consumers with a choice We will not comply with new California microstamping requirement for pistols • Flawed technology • Restricts rights of law-abiding citizens Our grandfathered M&P Shield pistols remain available for sale in California 46

THANK YOU